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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation by reference of our report, dated June 15, 1996, included in this Annual Report on Form 11-K for the year ended December 31, 1995, into the previously filed Form S-8 Registration Statement of The Packaging Corporation of America 401(k) Savings Plan (File No. 33-61133).



                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
June 26, 1996